UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2005

CORNERSTONE BANCORP, INC.

(Exact name of registrant as specified in charter)

Connecticut	0-25465	06-152404
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Summer Street, Stamford, Connecticut	06901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 356-0111

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (12 C.F.R. 230.425)

☐	Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Form 8-K, Current Report

Cornerstone Bancorp, Inc.

Item 1.01 Entry into a Material Definitive Agreement.

On April 12, 2005, Cornerstone Bancorp, Inc. (“CBI”) entered into an Agreement and Plan of Merger dated as of April 12, 2005 (the “Merger Agreement”) by and among CBI, NewAlliance Bancshares, Inc. (“NAL”) and their wholly-owned subsidiaries, Cornerstone Bank and NewAlliance Bank. Subject to the terms of the Merger Agreement, CBI will merge with and into NAL (the “Merger”) and immediately thereafter, Cornerstone Bank will merge with and into NewAlliance Bank. It is expected that the transactions will be consummated at the beginning of 2006. The following description of the Merger and the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

In connection with the Merger, each issued and outstanding share of common stock of CBI shall be converted into the right to receive (i) 2.518 shares of NAL common stock, (ii) $35.00 in cash, or (iii) a combination thereof (collectively, the “Merger Consideration”), plus cash in lieu of any fractional share interests. Holders of the shares of CBI common stock will be provided the opportunity to elect to receive the Merger Consideration only in shares of NAL common stock, only in cash or 70% in shares of NAL common stock and 30% in cash, except that the type of Merger Consideration to be received by each CBI shareholder who elects to receive all shares or all cash may be adjusted, if necessary, so that 70% of the total Merger Consideration shall be paid in NAL common stock. All outstanding options to acquire shares of CBI common stock shall be cancelled in the Merger and converted into the right to receive a lump sum cash payment in the amount equal to the excess, if any, of $35.00 over the per share exercise price of such stock option for each share of CBI common stock subject thereto. The aggregate Merger Consideration is valued at approximately $48.7 million.

The Merger Agreement provides that, until the effectiveness of the Merger, CBI may pay quarterly cash dividends not to exceed $0.1125 per share, when and if declared by the Board of Directors of CBI, with payment and record dates consistent with past practice. The Merger Agreement also provides that CBI may pay a cash dividend for the fourth quarter of 2005 in the amount of $0.35 per share, with a record date immediately prior to the effectiveness of the Merger, and may also pay a final quarterly dividend of $0.1125 per share unless the Merger is effective prior to the record date for any dividend declared by NAL in the first quarter of 2006.

Consummation of the Merger is subject to a number of customary conditions, including, but not limited to (i) the approval of the Merger Agreement by the shareholders of CBI, and (ii) the receipt of the requisite regulatory approvals of the Merger by the applicable regulatory agencies.

For additional information, reference is made to the press release dated April 13, 2005, which is included as Exhibit 99.1 and is incorporated herein by reference, and the other exhibits filed herewith.

On April 12, 2005, Merrill J. Forgotson, President and Chief Executive Officer of CBI and Chairman and Chief Operating Officer of Cornerstone Bank, entered into a Retention Agreement with CBI, Cornerstone Bank and NewAlliance Bank (the “Forgotson Agreement”).

The following description of the Forgotson Agreement is qualified in its entirety by reference to the Forgotson Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference. The Forgotson Agreement supersedes Mr. Forgotson’s employment agreement dated as of November 27, 2000 with CBI and Cornerstone Bank.

Pursuant to the terms of the Forgotson Agreement, on December 30, 2005 CBI or Cornerstone Bank will pay Mr. Forgotson a lump sum equal to $1,084,891 upon his execution of a General Release. Upon the effectiveness of the Merger, Mr. Forgotson will be employed by NewAlliance Bank as a Senior Vice President for a period of twelve months (the “Retention Period”), unless the Forgotson Agreement is sooner terminated in accordance with its terms. Upon his employment by NewAlliance Bank, Mr. Forgotson will receive a base salary of $180,000 per annum and will participate in the medical, dental, disability, life and accidental death and dismemberment policies offered by NewAlliance Bank to its employees. Mr. Forgotson also will be eligible to participate in NewAlliance Bank’s 401(k) Plan, defined benefit pension plan and Employee Stock Ownership Plan. Mr. Forgotson will not receive credit for service at CBI or Cornerstone Bank for any purpose except for purposes of determining eligibility to participate in NewAlliance Bank’s defined benefit pension plan, Employee Stock Ownership Plan and health, life and disability insurance plans. During the Retention Period, Mr. Forgotson will be reimbursed for club membership dues up to $15,000 per year and receive use of an automobile, which he may purchase at the end of the Retention Period.

The Forgotson Agreement provides that Mr. Forgotson may not, for a period of eighteen months after the effectiveness of the Merger, compete in Connecticut and certain portions of New York and Rhode Island with any business carried on by NAL or NewAlliance Bank; may not solicit or induce any employee of NewAlliance Bank to leave such employment; may not solicit any customer of NewAlliance Bank to transact business with any other entity or to reduce or refrain from doing any business with NewAlliance; and may not interfere with or damage any relationship between NewAlliance and any customer.

If Mr. Forgotson’s employment is terminated during the Retention Period due to disability, Mr. Forgotson will receive all accrued benefits through such date, the benefits payable to him under his Salary Continuation Agreement effective as of April 1, 2002 with Cornerstone Bank (the “SERP Benefits”) and continued medical, dental, accident and life insurance coverage (the “Medical Benefits”) for up to thirty-six months. If Mr. Forgotson’s employment is terminated during the Retention Period due to death or retirement, Mr. Forgotson or his estate will receive all accrued benefits through such date and the SERP Benefits and his spouse and dependents will receive continued medical and dental accident coverage for up to two years after his death. If Mr. Forgotson terminates his employment for other than “Good Reason” (as defined in the Forgotson Agreement) or is terminated for “Cause” (as defined in the Forgotson Agreement) during the Retention Period, Mr. Forgotson will receive all accrued benefits through such date and the SERP Benefits. If Mr. Forgotson terminates his employment for Good Reason or is terminated without Cause during the Retention Period, Mr. Forgotson will receive all accrued benefits through such date, the SERP Benefits, Medical Benefits and his salary through the Retention Period. If Mr. Forgotson’s employment is terminated after the Retention Period, other than by NewAlliance Bank for Cause, Mr. Forgotson will receive the SERP Benefits and, for a reduced period, the Medical Benefits.

The Forgotson Agreement provides that if any payments made to Mr. Forgotson under the Forgotson Agreement or otherwise subject him to an excise tax under Section 280G of the Internal Revenue Code, NewAlliance will make a payment to him that will reimburse him fully for the amount of such excise tax, including any taxes on such payment.

On April 12, 2005, Ernest J. Verrico, Vice President and Chief Financial Officer of CBI and Executive Vice President and Chief Financial Officer of Cornerstone Bank, entered into a Retention Agreement with CBI, Cornerstone Bank and NewAlliance Bank (the “Verrico Agreement”). The following description of the Verrico Agreement is qualified in its entirety by reference to the Verrico Agreement, which is attached hereto as Exhibit 10.2 and incorporated herein by reference. The Verrico Agreement supersedes Mr. Verrico’s change of control agreement dated as of October 22, 2001 with CBI and Cornerstone Bank.

Pursuant to the terms of the Verrico Agreement, on December 30, 2005 CBI or Cornerstone Bank will pay Mr. Verrico a lump sum equal to $739,087 upon his execution of a General Release. Upon the effectiveness of the Merger, Mr. Verrico will be employed by NewAlliance Bank as the First Vice President and Financial Reporting Officer for a period of six months (the “Retention Period”), unless the Verrico Agreement is sooner terminated in accordance with its terms. Upon his employment by NewAlliance Bank, Mr. Verrico will receive a base salary of $143,000 per annum and will participate in the medical, dental, disability, life and accidental death and dismemberment policies offered by NewAlliance Bank to its employees. Mr. Verrico also will be eligible to participate in NewAlliance Bank’s 401(k) Plan, defined benefit pension plan and Employee Stock Ownership Plan. Mr. Verrico will not receive credit for service at CBI or Cornerstone Bank for any purpose except for purposes of determining eligibility to participate in NewAlliance Bank’s defined benefit pension plan, Employee Stock Ownership Plan and health, life and disability insurance plans. During the Retention Period, Mr. Verrico will receive use of an automobile.

The Verrico Agreement provides that Mr. Verrico may not, for a period of two years following the termination of his employment, solicit or induce any employee of NewAlliance Bank to leave such employment and accept employment with any financial institution in any county in which NewAlliance does business or solicit any customer of NewAlliance Bank to terminate an existing business or commercial relationship with NAL or NewAlliance Bank.

If Mr. Verrico’s employment is terminated during the Retention Period due to disability, Mr. Verrico will receive all accrued benefits through such date, the benefits payable to him under his Salary Continuation Agreement effective as of April 1, 2002 with Cornerstone Bank (the “SERP Benefits”) and continued medical, dental, accident and life insurance coverage (the “Medical Benefits”) for up to eighteen months. If Mr. Verrico’s employment is terminated during the Retention Period due to death or retirement, Mr. Verrico or his estate will receive all accrued benefits through such date and the SERP Benefits and his spouse and dependents will receive continued medical and dental accident coverage for up to eighteen months after his death. If Mr. Verrico terminates his employment for other than “Good Reason” (as defined in the Verrico Agreement) or is terminated for “Cause” (as defined in the Verrico Agreement) during the Retention Period, Mr. Verrico will receive all accrued benefits through such date and the SERP Benefits. If Mr. Verrico terminates his employment for Good Reason or is terminated without Cause during the Retention Period, Mr. Verrico will receive all accrued benefits through such date, the SERP Benefits, Medical Benefits and his salary through the Retention Period. If Mr. Verrico’s employment is terminated after the Retention Period, other than by NewAlliance Bank for Cause, Mr. Verrico will receive the SERP Benefits and, for a reduced period, the Medical Benefits.

The Verrico Agreement provides that if any payments made to Mr. Verrico under the Verrico Agreement or otherwise subject him to an excise tax under Section 280G of the Internal Revenue Code, NewAlliance will make a payment to him that will reimburse him fully for the amount of such excise tax, including any taxes on such payment.

On April 12, 2005, three additional officers entered into Retention Agreements with CBI, Cornerstone Bank and NewAlliance Bank (together, the “Additional Agreements”). The following description of the Additional Agreements is qualified in its entirety by reference to the Additional Agreements, which are attached hereto as Exhibits 10.3, 10.4 and 10.5 and incorporated herein by reference. Pursuant to the terms of the Additional Agreements, on December 30, 2005 CBI or Cornerstone Bank will pay these officers lump sums aggregating $399,765 upon the execution of a General Release by each officer. Upon the effectiveness of the Merger, each of these officers will be employed by NewAlliance Bank according to the terms of the Additional Agreements.

On April 12, 2005, James P. Jakubek, Executive Vice President and Chief Operating Officer of CBI and President and Chief Executive Officer of Cornerstone Bank, entered into a Release, Consulting and Noncompetition Agreement with CBI, NAL, Cornerstone Bank and NewAlliance Bank (the “Jakubek Agreement”). The following description of the Jakubek Agreement is qualified in its entirety by reference to the Jakubek Agreement, which is attached hereto as Exhibit 10.6 and incorporated herein by reference.

Pursuant to the terms of the Jakubek Agreement, on December 30, 2005 CBI or Cornerstone Bank will pay Mr. Jakubek a lump sum equal to $868,141 upon his execution of a General Release. Upon the effectiveness of the Merger, if Mr. Jakubek is employed by CBI and Cornerstone Bank, Mr. Jakubek will become a consultant to NAL and NewAlliance Bank for a period of six months (the “Consulting Period”), unless the Jakubek Agreement is sooner terminated in accordance with its terms. During the Consulting Period, Mr. Jakubek will receive $16,667.67 per month. During the Consulting Period and for a period of thirty-six months thereafter, Mr. Jakubek will participate in the medical, dental, disability, life and accidental death and dismemberment policies offered by NewAlliance Bank to its employees as if Mr. Jakubek were an employee; Mr. Jakubek will receive credit for service at CBI or Cornerstone Bank for purposes of determining eligibility to participate in such plans. During the Consulting Period, Mr. Jakubek will receive use of an automobile.

The Jakubek Agreement provides that Mr. Jakubek may not, for a period of eighteen months after the effectiveness of the Merger, compete in Connecticut and certain portions of New York and Rhode Island with any business carried on by NAL or NewAlliance Bank; may not solicit or induce any employee of NewAlliance Bank to leave such employment; may not solicit any customer of NewAlliance Bank to transact business with any other entity or to reduce or refrain from doing any business with NewAlliance; and may not interfere with or damage any relationship between NewAlliance and any customer.

NAL and NewAlliance Bank may terminate the Jakubek Agreement for “Cause” (as defined in the Jakubek Agreement). The Jakubek agreement shall terminate upon Mr. Jakubek’s death.

Mr. Jakubek will receive the benefits payable to him under his Salary Continuation Agreement effective as of April 1, 2002 with Cornerstone Bank.

The Jakubek Agreement provides that if any payments made to Mr. Jakubek under the Jakubek Agreement or otherwise subject him to an excise tax under Section 280G of the Internal Revenue Code, NewAlliance will make a payment to him that will reimburse him fully for the amount of such excise tax, including any taxes on such payment.

On April 12, 2005, Paul H. Reader, Senior Vice President of CBI and Senior Executive Vice President of Cornerstone Bank, entered into a Release, Consulting and Noncompetition Agreement with CBI, NAL, Cornerstone Bank and NewAlliance Bank (the “Reader Agreement”). The following description of the Reader Agreement is qualified in its entirety by reference to the Reader Agreement, which is attached hereto as Exhibit 10.7 and incorporated herein by reference.

Pursuant to the terms of the Reader Agreement, on December 30, 2005 CBI or Cornerstone Bank will pay Mr. Reader a lump sum equal to $722,641 upon his execution of a General Release. Upon the effectiveness of the Merger, if Mr. Reader is employed by CBI and Cornerstone Bank, Mr. Reader will become a consultant to NAL and NewAlliance Bank for a period of six months (the “Consulting Period”), unless the Reader Agreement is sooner terminated in accordance with its terms. During the Consulting Period, Mr. Reader will receive $13,333.33 per month. During the Consulting Period and for a period of thirty-six months thereafter, Mr. Reader will participate in the medical, dental, disability, life and accidental death and dismemberment policies offered by NewAlliance Bank to its employees as if Mr. Reader were an employee; Mr. Reader will receive credit for service at CBI or Cornerstone Bank for purposes of determining eligibility to participate in such plans. During the Consulting Period, Mr. Reader will be reimbursed for club membership dues up to $5,000 per year and receive use of an automobile.

The Reader Agreement provides that Mr. Reader may not, for a period of eighteen months after the effectiveness of the Merger, compete in Connecticut and certain portions of New York and Rhode Island with any business carried on by NAL or NewAlliance Bank; may not solicit or induce any employee of NewAlliance Bank to leave such employment; may not solicit any customer of NewAlliance Bank to transact business with any other entity or to reduce or refrain from doing any business with NewAlliance; and may not interfere with or damage any relationship between NewAlliance and any customer.

NAL and NewAlliance Bank may terminate the Reader Agreement for “Cause” (as defined in the Reader Agreement). The Reader agreement shall terminate upon Mr. Reader’s death.

Mr. Reader will receive the benefits payable to him under his Salary Continuation Agreement effective as of April 1, 2002 with Cornerstone Bank.

The Reader Agreement provides that if any payments made to Mr. Reader under the Reader Agreement or otherwise subject him to an excise tax under Section 280G of the Internal Revenue Code, NewAlliance will make a payment to him that will reimburse him fully for the amount of such excise tax, including any taxes on such payment.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits. The following exhibits are included in this Report:

Exhibit No.	Description
2.1	Agreement and Plan of Merger by and among NewAlliance Bancshares, Inc. and NewAlliance Bank and Cornerstone Bancorp, Inc. and Cornerstone Bank dated as of April 12, 2005.

10.1	Retention Agreement dated as of April 12, 2005 by and between Cornerstone Bancorp, Inc., Cornerstone Bank, NewAlliance Bank and Merrill J. Forgotson.

10.2	Retention Agreement dated as of April 12, 2005 by and between Cornerstone Bancorp, Inc., Cornerstone Bank, NewAlliance Bank and Ernest J. Verrico.

10.3	Retention Agreement dated as of April 12, 2005 by and between Cornerstone Bancorp, Inc., Cornerstone Bank, NewAlliance Bank and Anthony S. Luciano.

10.4	Retention Agreement dated as of April 12, 2005 by and between Cornerstone Bancorp, Inc., Cornerstone Bank, NewAlliance Bank and John A. Lynn.

10.5	Retention Agreement dated as of April 12, 2005 by and between Cornerstone Bancorp, Inc., Cornerstone Bank, NewAlliance Bank and Leigh A. Hardisty.

10.6	Release, Consulting and Noncompetition Agreement dated as of April 12, 2005 by and between NewAlliance Bancshares, Inc., NewAlliance Bank, Cornerstone Bancorp, Inc., Cornerstone Bank and James P. Jakubek.

10.7	Release, Consulting and Noncompetition Agreement dated as of April 12, 2005 by and between NewAlliance Bancshares, Inc., NewAlliance Bank, Cornerstone Bancorp, Inc., Cornerstone Bank and Paul H. Reader.

99.1	Press Release dated April 13, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: April 18, 2005	CORNERSTONE BANCORP, INC.

`	By:	/s/ JAMES P. JAKUBEK
James P. Jakubek
Executive Vice President